EXHIBIT 23(a)
                INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Brinker International, Inc.:

We consent to the use of our report incorporated herein by reference.


                    /s/ KPMG LLP


Dallas, Texas
December 29, 1999